Earnings Conference Call May 17, 2018 Quarter Ended March 31, 2018

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward- looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and could cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays, or unexpected costs in completing the restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks; (viii) acquisition of TOKIN may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting, and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters and cyber security; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that could limit our flexibility in operating our business; (xx) disruption to our information technology systems to function properly or control unauthorized access to our systems may cause business disruptions; (xxi) economic and demographic experience for pension and other post-retirement benefit plans could be less favorable than our assumptions; (xxii) fluctuation in distributor sales could adversely affect our results of operations, (xxiii) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations, (xxiv) volatility in our stock price. 2

Income Statement Highlights U.S. GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Mar 2018 Dec 2017 Mar 2017 Net sales $ 318,047 $ 306,408 $ 197,519 Gross margin (1) $ 88,419 $ 92,461 $ 50,181 Gross margin as a percentage of net sales 27.8% 30.2% 25.4% Selling, general and administrative (1) $ 47,821 $ 47,751 $ 29,539 SG&A as a percentage of net sales 15.0% 15.6% 15.0% Operating income (loss) (1) $ 21,799 $ 32,077 $ 8,942 Net income (loss) $ 2,433 $ 18,641 $ 52,914 Per share data: Net income (loss) per basic share $ 0.04 $ 0.33 $ 1.13 Net income (loss) per diluted share $ 0.04 $ 0.32 $ 0.93 Weighted avg. shares - basic 57,025 56,778 46,803 Weighted avg. shares - diluted 59,063 58,937 57,130 (1) Quarter ended March 31, 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. Note: The Company completed its acquisition of TOKIN on April 19, 2017, and as such TOKIN’s results are included in our results for the quarters ended March 31, 2018 and December 31, 2017. However, for the quarter ended March 31, 2017 our results only included our 34% equity investment in TOKIN. 3

Income Statement Highlights Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Mar 2018 Dec 2017 Mar 2017 Net sales $ 318,047 $ 306,408 $ 197,519 Adjusted gross margin (1) $ 89,813 $ 92,863 $ 50,572 Adjusted gross margin as a percentage of net sales 28.2% 30.3% 25.6% Adjusted selling, general and administrative (1) $ 43,752 $ 44,517 $ 26,070 Adjusted SG&A as a percentage of net sales 13.8% 14.5% 13.2% Adjusted operating income (loss) (1) $ 35,603 $ 38,393 $ 18,112 Adjusted net income (loss) $ 26,359 $ 30,602 $ 7,845 Adjusted EBITDA $ 48,462 $ 49,579 $ 27,230 Adjusted EBITDA as a percentage of net sales 15.2% 16.2% 13.8% Per share data: Adjusted net income (loss) - basic $ 0.46 $ 0.54 $ 0.17 Adjusted net income (loss) - diluted $ 0.45 $ 0.52 $ 0.14 Weighted avg. shares - basic 57,025 56,778 46,803 Weighted avg. shares - diluted 59,063 58,937 57,130 (1) Quarter ended March 31, 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. 4

Income Statement Highlights U.S. GAAP (Unaudited) (Amounts in thousands, except percentages and per share data) FY 2018 FY 2017 Net sales $ 1,199,926 $ 757,791 Gross margin (1) $ 340,393 $ 186,927 Gross margin as a percentage of net sales 28.4% 24.7% Selling, general and administrative (1) $ 173,620 $ 107,658 SG&A as a percentage of net sales 14.5% 14.2% Operating income (loss) (1) $ 113,303 $ 35,796 Net income (loss) $ 254,529 $ 47,989 Per share data: Net income (loss) - basic $ 4.82 $ 1.03 Net income (loss) - diluted $ 4.34 $ 0.87 Weighted avg. shares - basic 52,798 46,552 Weighted avg. shares - diluted 58,640 55,389 (1) Fiscal year 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. Note: The Company completed its acquisition of TOKIN on April 19, 2017, and as such, our results include our 34% interest in TOKIN from April 1, 2017 to April 19, 2017 and all of TOKIN’s results from April 20, 2017 to March 31, 2018. For fiscal year 2017 our results only included our 34% equity investment in TOKIN. 5

Income Statement Highlights Non-GAAP (Unaudited) (Amounts in thousands, except percentages and per share data) FY 2018 FY 2017 Net sales $ 1,199,926 $ 757,791 Adjusted gross margin (1) $ 342,841 $ 188,738 Adjusted gross margin as a percentage of net sales 28.6% 24.9% Adjusted selling, general and administrative (1) $ 160,914 $ 93,742 Adjusted SG&A as a percentage of net sales 13.4% 12.4% Adjusted operating income (loss) (1) $ 142,556 $ 67,804 Adjusted net income (loss) $ 102,678 $ 23,916 Adjusted EBITDA $ 191,250 $ 105,255 Per share data: Adjusted net income (loss) - basic $ 1.94 $ 0.51 Adjusted net income (loss) - diluted $ 1.75 $ 0.43 Weighted avg. shares - basic 52,798 46,552 Weighted avg. shares - diluted 58,640 55,389 (1) Fiscal year 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. 6

Financial Trends Quarterly Sales Summary U.S. GAAP (Unaudited) (1) The December 2016 and March 2017 quarters are shown on a proforma basis including TOKIN sales of $75 million and $79 million, respectively. (2) The June 2017 quarter is shown on a proforma basis including TOKIN as if owned for the entire quarter (acquisition occurred April 19, 2017). 7

Financial Trends Quarterly Sales Summary U.S. GAAP (Unaudited) (1) Includes TOKIN revenues beginning April 19, 2017. 8

LTM Operating Income Margins U.S. GAAP (Unaudited) 9

LTM Adjusted EBITDA Margins Non-GAAP (Unaudited) (1) 10 Quarters ended December 2015 through March 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Financial Highlights (Unaudited) (Amounts in millions, except DSO and DPO) Mar 2018 Dec 2017 FX Impact Cash, cash equivalents $ 286.8 $ 284.2 $ 6.5 Capital expenditures $ 34.1 $ 13.1 Short-term debt $ 20.5 $ 20.4 Long-term debt 317.9 322.1 Debt (discount)/premium and issuance costs (13.8) (14.3) Total debt $ 324.6 $ 328.2 Equity $ 463.0 $ 438.0 $ 14.0 Net working capital (1) $ 208.5 $ 208.0 $ 5.4 (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable 11

Financial Trends Quarterly Cash and Cash Equivalents U.S. GAAP (Unaudited) (1) TOKIN results exclude the EMD business which was sold on April 14, 2017. 12

Debt Trend - Q4 FY2018 (Unaudited) Cash interest ~ $2.1M per month. Principal ~ $4.3M per quarter. 13

Net Debt (Unaudited) 14

Leverage Non-GAAP (Unaudited) 15

Adjusted Gross Margin - GAAP Reconciliation Solid Capacitors (Unaudited) For the Quarters Ended (Amounts in thousands) Mar 2018 Dec 2017 Mar 2017 Net sales $ 202,805 $ 195,049 $ 148,970 Cost of sales (1) 127,822 123,808 102,812 Gross margin (U.S. GAAP) (1) 74,983 71,241 46,158 Gross margin as a percentage of net sales 37.0% 36.5% 31.0% Adjustments: Stock-based compensation expense 287 256 261 Plant start-up costs 929 — — Adjusted gross margin (non-GAAP) $ 76,199 $ 71,497 $ 46,419 Adjusted gross margin as a percentage of net sales 37.6% 36.7% 31.2% (1) Quarter ended March 31, 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. 16

Adjusted Gross Margin - GAAP Reconciliation Film & Electrolytics (Unaudited) For the Quarters Ended (Amounts in thousands) Mar 2018 Dec 2017 Mar 2017 Net sales $ 54,984 $ 51,300 $ 48,549 Cost of sales (1) 51,716 47,022 44,526 Gross margin (U.S. GAAP) (1) 3,268 4,278 4,023 Gross margin as a percentage of net sales 5.9% 8.3% 8.3% Adjustments: Stock-based compensation expense 157 146 130 Adjusted gross margin (non-GAAP) $ 3,425 $ 4,424 $ 4,153 Adjusted gross margin as a percentage of net sales 6.2% 8.6% 8.6% (1) Quarter ended March 31, 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. 17

Adjusted Gross Margin - GAAP Reconciliation Electro-magnetic, Sensors & Actuators (1) (Unaudited) For the Quarters Ended (Amounts in thousands) Mar 2018 Dec 2017 Mar 2017 Net sales $ 60,258 $ 60,059 $ — Cost of sales 50,090 43,117 — Gross margin (U.S. GAAP) 10,168 16,942 — Gross margin as a percentage of net sales 16.9% 28.2% —% Adjustments: Stock-based compensation expense 21 — — Adjusted gross margin (non-GAAP) $ 10,189 $ 16,942 $ — Adjusted gross margin as a percentage of net sales 16.9% 28.2% —% (1) Electro-magnetic, Sensors & Actuators ("MSA") is a new segment which is comprised of TOKIN's electro-magnetically compatible materials and components, piezo materials and actuators and various types of sensors acquired in connection with the TOKIN acquisition on April 19, 2017. 18

Sales Summary - Q4 FY2018 (Unaudited) 19

Sales Summary - FY 2018 (Unaudited) 20

Global Distribution Q4 FY2018 Results (Unaudited) 21

Appendix

Adjusted Gross Margin - GAAP Reconciliation (Unaudited) For the Quarters Ended Fiscal Year (Amounts in thousands, except percentages) Mar 2018 Dec 2017 Mar 2017 2018 2017 1,199,92 Net sales $ 318,047 $ 306,408 $ 197,519 $ 6 $ 757,791 Cost of sales (1) $ 229,628 $ 213,947 $ 147,338 $ 859,533 $ 570,864 Gross margin (U.S. GAAP) (1) $ 88,419 $ 92,461 $ 50,181 $ 340,393 $ 186,927 Gross margin as a percentage of net sales 27.8% 30.2% 25.4% 28.4% 24.7% Adjustments: Stock-based compensation expense 465 402 391 1,519 1,384 Plant start-up costs 929 — — 929 427 Adjusted gross margin (non-GAAP) $ 89,813 $ 92,863 $ 50,572 $ 342,841 $ 188,738 Adjusted gross margin as a percentage of net sales 28.2% 30.3% 25.6% 28.6% 24.9% (1) Quarter and fiscal year ended March 31, 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. 23

Adjusted Selling, General & Administrative Expenses Non-GAAP (Unaudited) For the Quarters Ended Fiscal Year (Amounts in thousands, except percentages) Mar 2018 Dec 2017 Mar 2017 2018 2017 1,199,92 Net sales $ 318,047 $ 306,408 $ 197,519 $ 6 $ 757,791 Selling, general and administrative expenses (U.S. GAAP) (1) $ 47,821 $ 47,751 $ 29,539 $ 173,620 $ 107,658 Selling, general, and administrative as a percentage of net sales 15.0% 15.6% 15.0% 14.5% 14.2% Less adjustments: ERP integration costs/IT transition costs 80 — 1,760 80 7,045 Stock-based compensation expense 2,251 1,752 806 5,890 3,130 Legal expenses/fines related to antitrust class actions 1,738 1,482 406 6,736 2,640 TOKIN investment related expenses — — 497 — 1,101 Adjusted selling, general and administrative expenses (non-GAAP) $ 43,752 $ 44,517 $ 26,070 $ 160,914 $ 93,742 Adjusted selling, general, and administrative as a percentage of net sales 13.8% 14.5% 13.2% 13.4% 12.4% (1) Quarter and fiscal year ended March 31, 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. 24

Adjusted Operating Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended Fiscal Year (Amounts in thousands) Mar 2018 Dec 2017 Mar 2017 2018 2017 Operating income (loss) (U.S. GAAP) (1) $ 21,799 $ 32,077 $ 8,942 $ 113,303 $ 35,796 Adjustments: ERP integration costs/IT transition costs 80 — 1,760 80 7,045 Stock-based compensation expense 2,820 2,206 1,249 7,657 4,720 Restructuring charges 8,307 3,530 1,087 14,843 5,404 Legal expenses/fines related to antitrust class actions 1,738 1,482 406 6,736 2,640 TOKIN investment related expenses — — 497 — 1,101 (Gain) loss on write-down and disposal of long-lived assets (70) (902) 4,171 (992) 10,671 Plant start-up costs 929 — — 929 427 Adjusted operating income (loss) (non-GAAP) $ 35,603 $ 38,393 $ 18,112 $ 142,556 $ 67,804 (1) Quarter and fiscal year ended March 31, 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. 25

Adjusted Net Income (Loss)
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except per share data)	For the Quarters Ended Mar 2018	Dec 2017	Mar 2017	Fiscal Year 2018	2017
Net income (loss) (U.S. GAAP)	$ 2,433	$ 18,641	$ 52,914	$ 254,529	$ 47,989
Adjustments:					
Change in value of TOKIN options	—	—	(14,200)	—	(10,700)
Net foreign exchange (gain) loss	3,972	2,239	1,507	13,145	(3,758)
ERP integration costs/IT transition costs	80	—	1,760	80	7,045
Stock-based compensation	2,820	2,206	1,249	7,657	4,720
Income tax effect of non-GAAP adjustments [1]	156	667	(374)	(30)	(741)
Restructuring charges	8,307	3,530	1,087	14,843	5,404
Legal expenses/fines related to antitrust class actions	1,095	4,073	406	16,636	2,640
TOKIN investment-related expenses	—	—	497	—	1,101
Amortization included in interest expense	647	696	200	2,467	761
Equity (income) loss from equity method investments	(313)	(238)	(41,372)	(76,192)	(41,643)
Acquisition (gain) loss	6,303	(310)	—	(130,880)	—
(Gain) loss on write down and disposal of long-lived assets	(70)	(902)	4,171	(992)	10,671
Plant start-up costs	929	—	—	929	427
(Gain) loss on early extinguishment of debt	—	—	—	486	—
Adjusted net income (loss) (non-GAAP)	$ 26,359	$ 30,602	$ 7,845	$ 102,678	$ 23,916
Adjusted net income (loss) per share - basic	$ 0.46	$ 0.54	$ 0.17	$ 1.94	$ 0.51
Adjusted net income (loss) per share - diluted	$ 0.45	$ 0.52	$ 0.14	$ 1.75	$ 0.43
Adjusted EBITDA (non-GAAP)	$ 48,462	$ 49,579	$ 27,230	$ 191,250	$ 105,255
Weighted avg. shares - basic	57,025	56,778	46,803	52,798	46,552
Weighted avg. shares - diluted	59,063	58,937	57,130	58,640	55,389

[1] The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

26

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

(Amounts in thousands)	For the Quarters Ended Mar 2018	Dec 2017	Mar 2017	Fiscal Year 2018	2017
Net income (loss) (U.S. GAAP)	$ 2,433	$ 18,641	$ 52,914	$ 254,529	$ 47,989
Interest expense, net	6,754	7,155	9,994	32,073	39,731
Income tax expense (benefit)	3,091	2,060	(150)	9,181	4,290
Depreciation and amortization	13,061	11,125	9,367	49,755	37,338
EBITDA (non-GAAP)	25,339	38,981	72,125	345,538	129,348
Excluding the following items					
Change in value of TOKIN options	—	—	(14,200)	—	(10,700)
Net foreign exchange (gain) loss	3,972	2,239	1,507	13,145	(3,758)
ERP integration costs/IT transition costs	80	—	1,760	80	7,045
Stock-based compensation	2,820	2,206	1,249	7,657	4,720
Restructuring charges	8,307	3,530	1,087	14,843	5,404
Legal expenses/fines related to antitrust class actions	1,095	4,073	406	16,636	2,640
TOKIN investment-related expenses	—	—	497	—	1,101
Equity (income) loss from equity method investments	(313)	(238)	(41,372)	(76,192)	(41,643)
Acquisition (gain) loss	6,303	(310)	—	(130,880)	—
(Gain) loss on write down and disposal of long-lived assets	(70)	(902)	4,171	(992)	10,671
Plant start-up costs	929	—	—	929	427
(Gain) loss on early extinguishment of debt	—	—	—	486	—
Adjusted EBITDA (non-GAAP)	$ 48,462	$ 49,579	$ 27,230	$ 191,250	$ 105,255

27

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Mar 2015	Quarter Ended Jun 2015	Quarter Ended Sep 2015	Quarter Ended Dec 2015	LTM Dec 2015
Net Sales	$ 193,708	$ 187,590	$ 186,123	$ 177,184	$ 744,605
Net income (loss) (U.S. GAAP)	(19,847)	(37,050)	7,194	(8,600)	(58,303)
Income tax expense (benefit)	3	(248)	1,438	2,760	3,953
Interest expense, net	10,016	10,010	9,808	9,848	39,682
Depreciation and amortization	10,074	9,917	9,265	9,674	38,930
EBITDA (non-GAAP)	246	(17,371)	27,705	13,682	24,262
Excluding the following items (Non-GAAP):					
Change in value of TOKIN options	11,100	29,200	(2,200)	(700)	37,400
Equity (income) loss from equity method investments	2,093	(1,585)	(162)	6,505	6,851
Restructuring charges	3,437	1,824	23	1,714	6,998
ERP integration costs / IT transition costs	1,273	4,369	282	167	6,091
Stock-based compensation expense	1,328	1,279	1,328	1,154	5,089
Legal expenses related to antitrust class actions	435	718	541	1,300	2,994
Net foreign exchange (gain) loss	(2,168)	1,049	(3,171)	(1,036)	(5,326)
TOKIN investment-related expenses	226	224	186	225	861
Plant start-up costs	651	195	187	160	1,193
Plant shut-down costs	—	—	—	231	231
(Gain) loss on write down and sale of long-lived assets	538	(58)	(304)	129	305
Pension plan adjustment	—	312	—	—	312
Inventory revaluation	(928)	—	—	—	(928)
Adjusted EBITDA (non-GAAP)	$ 18,231	$ 20,156	$ 24,415	$ 23,531	$ 86,333
Adjusted EBITDA Margin	9.4%	10.7%	13.1%	13.3%	11.6%
Total Debt balance as of December 31, 2015					394,887
Leverage ratio (Debt/Adjusted EBITDA)					4.6

28

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components
KEMET
CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Sep 2015	Dec 2015	Mar 2016	Jun 2016	LTM Jun 2016
Net Sales	$ 186,123	$ 177,184	$ 183,926	$ 184,935	$ 732,168
Net income (loss) (U.S. GAAP)	7,194	(8,600)	(15,173)	(12,205)	(28,784)
Income tax expense (benefit)	1,438	2,760	2,056	1,800	8,054
Interest expense, net	9,808	9,848	9,925	9,920	39,501
Depreciation and amortization	9,265	9,674	10,160	9,436	38,535
EBITDA (non-GAAP)	27,705	13,682	6,968	8,951	57,306
Excluding the following items (Non-GAAP):					
Change in value of TOKIN options	(2,200)	(700)	—	12,000	9,100
Equity (income) loss from equity method investments	(162)	6,505	11,648	(223)	17,768
Restructuring charges	23	1,714	617	688	3,042
ERP integration costs / IT transition costs	282	167	859	1,768	3,076
Stock-based compensation expense	1,328	1,154	1,013	1,228	4,723
Legal expenses related to antitrust class actions	541	1,300	482	1,175	3,498
Net foreign exchange (gain) loss	(3,171)	(1,036)	122	(1,920)	(6,005)
TOKIN investment-related expenses	186	225	265	206	882
Plant start-up costs	187	160	319	308	974
Plant shut-down costs	—	231	141	—	372
(Gain) loss on write down and sale of long-lived assets	(304)	129	608	91	524
Adjusted EBITDA (non-GAAP)	$ 24,415	$ 23,531	$ 23,042	$ 24,272	$ 95,260
Adjusted EBITDA Margin	13.1%	13.3%	12.5%	13.1%	13.0%
Total Debt balance as of June 30, 2016					385,968
Leverage ratio (Debt/Adjusted EBITDA)					4.1

29

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

KEMET Electronic Components CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Dec 2015	Mar 2016	Jun 2016	Sep 2016	LTM Sep 2016
Net Sales	$ 177,184	$ 183,926	$ 184,935	$ 187,308	$ 733,353
Net income (loss) (U.S. GAAP)	(8,600)	(15,173)	(12,205)	(4,998)	(40,976)
Income tax expense (benefit)	2,760	2,056	1,800	830	7,446
Interest expense, net	9,848	9,925	9,920	9,904	39,597
Depreciation and amortization	9,674	10,160	9,436	9,440	38,710
EBITDA (non-GAAP)	13,682	6,968	8,951	15,176	44,777
Excluding the following items (non-GAAP):					
Change in value of TOKIN options	(700)	—	12,000	(1,600)	9,700
Equity (income) loss from equity method investments	6,505	11,648	(223)	(181)	17,749
Restructuring charges	1,714	617	688	3,998	7,017
ERP integration costs / IT transition costs	167	859	1,768	1,783	4,577
Stock-based compensation expense	1,154	1,013	1,228	1,104	4,499
Legal expenses related to antitrust class actions	1,300	482	1,175	766	3,723
Net foreign exchange (gain) loss	(1,036)	122	(1,920)	(724)	(3,558)
TOKIN investment-related expenses	225	265	206	194	890
Plant start-up costs	160	319	308	119	906
Plant shut-down costs	231	141	—	—	372
(Gain) loss on write down and sale of long-lived assets	129	608	91	6,277	7,105
Adjusted EBITDA (non-GAAP)	$ 23,531	$ 23,042	$ 24,272	$ 26,912	$ 97,757
Adjusted EBITDA Margin	13.3%	12.5%	13.1%	14.4%	13.3%
Total Debt balance as of September 30, 2016					386,098
Leverage ratio (Debt/Adjusted EBITDA)					3.9

30

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Mar 2016	Jun 2016	Sep 2016	Dec 2016	LTM Dec 2016
Net Sales	$ 183,926	$ 184,935	$ 187,308	$ 188,029	$ 744,198
Net income (loss) (U.S. GAAP)	(15,173)	(12,205)	(4,998)	12,278	(20,098)
Income tax expense (benefit)	2,056	1,800	830	1,810	6,496
Interest expense, net	9,925	9,920	9,904	9,913	39,662
Depreciation and amortization	10,160	9,436	9,440	9,095	38,131
EBITDA (non-GAAP)	6,968	8,951	15,176	33,096	64,191
Excluding the following items (non-GAAP):					
Change in value of TOKIN options	—	12,000	(1,600)	(6,900)	3,500
Equity (income) loss from equity method investments	11,648	(223)	(181)	133	11,377
Restructuring charges	617	688	3,998	(369)	4,934
ERP integration costs / IT transition costs	859	1,768	1,783	1,734	6,144
Stock-based compensation expense	1,013	1,228	1,104	1,139	4,484
Legal expenses related to antitrust class actions	482	1,175	766	293	2,716
Net foreign exchange (gain) loss	122	(1,920)	(724)	(2,621)	(5,143)
TOKIN investment-related expenses	265	206	194	204	869
Plant start-up costs	319	308	119	—	746
Plant shut-down costs	141	—	—	—	141
(Gain) loss on write down and sale of long-lived assets	608	91	6,277	132	7,108
Adjusted EBITDA (non-GAAP)	$ 23,042	$ 24,272	$ 26,912	$ 26,841	$ 101,067
Adjusted EBITDA Margin	12.5%	13.1%	14.4%	14.3%	13.6%
Total Debt balance as of December 31, 2016					386,226
Leverage ratio (Debt/Adjusted EBITDA)					3.8

31

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Sep 2016	Dec 2016	Mar 2017	Jun 2017	LTM Jun 2017
Net Sales	$ 187,308	$ 188,029	$ 197,519	$ 274,000	$ 846,856
Net income (loss) (U.S. GAAP)	(4,998)	12,278	52,914	220,606	280,800
Income tax expense (benefit)	830	1,810	(150)	1,150	3,640
Interest expense, net	9,904	9,913	9,994	10,894	40,705
Depreciation and amortization	9,440	9,095	9,367	12,243	40,145
EBITDA (non-GAAP)	15,176	33,096	72,125	244,893	365,290
Excluding the following items (non-GAAP):					
Change in value of TOKIN options	(1,600)	(6,900)	(14,200)	—	(22,700)
Equity (income) loss from equity method investments	(181)	133	(41,372)	(75,417)	(116,837)
Acquisition (gain) loss	—	—	—	(135,588)	(135,588)
Restructuring charges	3,998	(369)	1,087	1,613	6,329
ERP integration costs / IT transition costs	1,783	1,734	1,760	—	5,277
Stock-based compensation expense	1,104	1,139	1,249	1,101	4,593
Legal expenses related to antitrust class actions	766	293	406	1,141	2,606
Net foreign exchange (gain) loss	(724)	(2,621)	1,507	5,043	3,205
TOKIN investment-related expenses	194	204	497	—	895
Plant start-up costs	119	—	—	—	119
(Gain) loss on write down and sale of long-lived assets	6,277	132	4,171	19	10,599
(Gain) loss on early extinguishment of debt	—	—	—	486	486
Adjusted EBITDA (non-GAAP)	$ 26,912	$ 26,841	$ 27,230	$ 43,291	$ 124,274
Adjusted EBITDA Margin	14.4%	14.3%	13.8%	15.8%	14.7%
Total Debt balance as of June 30, 2017					335,145
Leverage ratio (Debt/Adjusted EBITDA)					2.7

32

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Dec 2016	Mar 2017	Jun 2017	Sep 2017	LTM Sep 2017
Net Sales	$ 188,029	$ 197,519	$ 274,000	$ 301,471	$ 961,019
Net income (loss) (U.S. GAAP)	12,278	52,914	220,606	12,849	298,647
Income tax expense (benefit)	1,810	(150)	1,150	7,270	10,080
Interest expense, net	9,913	9,994	10,894	2,880	33,681
Depreciation and amortization	9,095	9,367	12,243	13,326	44,031
EBITDA (non-GAAP)	33,096	72,125	244,893	36,325	386,439
Excluding the following items (non-GAAP):					
Change in value of TOKIN options	(6,900)	(14,200)	—	—	(21,100)
Equity (income) loss from equity method investments	133	(41,372)	(75,417)	(224)	(116,880)
Acquisition (gain) loss	—	—	(135,588)	(1,285)	(136,873)
Restructuring charges	(369)	1,087	1,613	1,393	3,724
ERP integration costs / IT transition costs	1,734	1,760	—	—	3,494
Stock-based compensation expense	1,139	1,249	1,101	1,530	5,019
Legal expenses related to antitrust class actions	293	406	1,141	10,327	12,167
Net foreign exchange (gain) loss	(2,621)	1,507	5,043	1,891	5,820
TOKIN investment-related expenses	204	497	—	—	701
(Gain) loss on write down and sale of long-lived assets	132	4,171	19	(39)	4,283
(Gain) loss on early extinguishment of debt	—	—	486	—	486
Adjusted EBITDA (non-GAAP)	$ 26,841	$ 27,230	$ 43,291	$ 49,918	$ 147,280
Adjusted EBITDA Margin	14.3%	13.8%	15.8%	16.6%	15.3%
Total Debt balance as of September 30, 2017					331,787
Leverage ratio (Debt/Adjusted EBITDA)					2.3

33

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

	Quarter Ended				LTM
(Amounts in thousands, except percentages)	Mar 2017	Jun 2017	Sep 2017	Dec 2017	Dec 2017
Net Sales	$ 197,519	$ 274,000	$ 301,471	$ 306,408	$ 1,079,398
Net income (loss) (U.S. GAAP)	52,914	220,606	12,849	18,641	305,010
Income tax expense (benefit)	(150)	1,150	7,270	2,060	10,330
Interest expense, net	9,994	10,894	2,880	7,155	30,923
Depreciation and amortization	9,367	12,243	13,326	11,125	46,061
EBITDA (non-GAAP)	72,125	244,893	36,325	38,981	392,324
Excluding the following items (non-GAAP):					
Change in value of TOKIN options	(14,200)	—	—	—	(14,200)
Equity (income) loss from equity method investments	(41,372)	(75,417)	(224)	(238)	(117,251)
Acquisition (gain) loss	—	(135,588)	(1,285)	(310)	(137,183)
Restructuring charges	1,087	1,613	1,393	3,530	7,623
ERP integration costs / IT transition costs	1,760	—	—	—	1,760
Stock-based compensation expense	1,249	1,101	1,530	2,206	6,086
Legal expenses related to antitrust class actions	406	1,141	10,327	4,073	15,947
Net foreign exchange (gain) loss	1,507	5,043	1,891	2,239	10,680
TOKIN investment-related expenses	497	—	—	—	497
(Gain) loss on write down and sale of long-lived assets	4,171	19	(39)	(902)	3,249
(Gain) loss on early extinguishment of debt	—	486	—	—	486
Adjusted EBITDA (non-GAAP)	$ 27,230	$ 43,291	$ 49,918	$ 49,579	$ 170,018
Adjusted EBITDA Margin	13.8%	15.8%	16.6%	16.2%	15.8%
Total Debt balance as of December 31, 2017					328,162
Leverage ratio (Debt/Adjusted EBITDA)					1.9

34

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2018
Net Sales	$ 734,823	$ 757,791	$ 1,199,926
Net income (loss) (U.S. GAAP)	(53,629)	47,989	254,529
Income tax expense (benefit)	6,006	4,290	9,181
Interest expense, net	39,591	39,731	32,073
Depreciation and amortization	39,016	37,338	49,755
EBITDA (non-GAAP)	30,984	129,348	345,538
Excluding the following items (Non-GAAP):			
Change in value of TOKIN options	26,300	(10,700)	—
Equity (income) loss from equity method investments	16,406	(41,643)	(76,192)
Acquisition (gain) loss	—	—	(130,880)
Restructuring charges	4,178	5,404	14,843
ERP integration costs / IT transition costs	5,677	7,045	80
Stock-based compensation expense	4,774	4,720	7,657
Legal expenses related to antitrust class actions	3,041	2,640	16,636
Net foreign exchange (gain) loss	(3,036)	(3,758)	13,145
TOKIN investment-related expenses	900	1,101	—
Plant start-up costs	861	427	929
Plant shut-down costs	372	—	—
(Gain) loss on write down and sale of long-lived assets	375	10,671	(992)
(Gain) loss on early extinguishment of debt	—	—	486
Adjusted EBITDA (non-GAAP)	$ 91,144	$ 105,255	$ 191,250
Adjusted EBITDA Margin	12.4%	13.9%	15.9%
Total Debt as of March 31,	$ 387,833	$ 388,211	$ 324,623
Leverage ratio (Debt/Adjusted EBITDA)	$ 4.3	$ 3.7	$ 1.7

35

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided below which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company and 36 allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP.

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income and Adjusted EPS to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided below which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 37

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect any income tax expense or benefit, including any potential changes to income taxes resulting from The Tax Cuts and Jobs Act enacted on December 22, 2017; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementary. 38